UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2022

KRYSTAL BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38210	82-1080209
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2100 Wharton Street, Suite 701
Pittsburgh, Pennsylvania 15203
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (412) 586-5830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operation and Financial Condition.
On February 28, 2022, Krystal Biotech, Inc., a Delaware corporation (the “Company”), announced its fiscal year 2021 financial results. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information concerning financial results in this Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information concerning financial results in this Form 8-K and in Exhibit 99.1 shall not be incorporated into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of President, R&D

Effective February 25, 2022, the board of directors of the Company appointed Ms. Suma M. Krishnan, the Company's current Chief Operating Officer, as the Company's President, R&D.

Suma M. Krishnan, 56, is the Company’s founder and has served as a director and its Chief Operating Officer since its inception. She previously served as Senior Vice President and head of the Human Therapeutics Division, as well as Senior Vice President of Regulatory Affairs at Intrexon Corporation from 2012 to 2016. She previously served as Senior Vice President, Product Development at Pinnacle Pharmaceuticals, Inc. from 2009 to 2011. Prior to joining Pinnacle, Ms. Krishnan was Vice President, Product Development at New River Pharmaceuticals, Inc. from 2002 until its acquisition by Shire plc in 2007. Prior to New River, Ms. Krishnan held roles at Pfizer, Inc.; the Weinberg Group; and Janssen Pharmaceuticals, Inc. Ms. Krishnan received an M.S. in Organic Chemistry from Villanova University, an M.B.A. from Institute of Management and Research (India) and an undergraduate degree in Organic Chemistry from Ferguson University (India). Ms. Krishnan is the spouse of Krish Krishnan, our Chairman and Chief Executive Officer.

There are no arrangements or understandings between Ms. Krishnan and any other person pursuant to which she was appointed as our President, R&D. Other than as disclosed in this Report, Ms. Krishnan does not have any family relationship with any director or officer of the Company or any person nominated or chosen by the Company to become a director or officer. There are no transactions in which Ms. Krishnan has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 28, 2022.
104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2022	KRYSTAL BIOTECH, INC.

	By:	/s/ Krish S. Krishnan
	Name:	Krish S. Krishnan
	Title:	President and Chief Executive Officer